SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	12 Months Ended
Dec. 31, 2024
Selling, general and administrative expense [abstract]
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
Selling, general and administrative expenses consisted of the following items for the years ended December 31:

	2024	2023	2022

Network and IT costs	559	506	503
Personnel costs*	437	416	411
Customer associated costs	471	386	347
Losses on receivables	20	14	28
Taxes, other than income taxes	68	74	30
Other	244	250	214
Total selling, general and administrative expenses	1,799	1,646	1,533
*Personnel costs primarily comprises of salaries, benefits, and bonuses including the Company’s share-based payment plans recognized in accordance with IFRS 2, Share based payments. For further discussion on Share-based payments, refer to Note 5.
In 2024, our banking operations in Pakistan recorded a provision/write-off of US$19 related to customer mark-up and flood affected portfolio receivables included within customer associated costs as a result of the recoverability reassessment and underlying assumptions with respect to these portfolios.
In 2022, our subsidiary in Pakistan recorded a reversal of PKR 13.8 billion (US$63) in customer associated costs, relating to the reversal of a provision following a favorable decision from the Islamabad High Court on pending litigation.
LEASES
Short-term leases and leases for low value items are immediately expensed as incurred.
ACCOUNTING POLICIES
Customer associated costs
Customer associated costs relate primarily to commissions paid to third-party dealers and marketing expenses. Certain dealer commissions are initially capitalized within ‘Other Assets’ in the consolidated statement of financial position and subsequently amortized within "Customer associated costs". Refer to Note 3 for further details.